UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08777

CREDIT SUISSE HIGH YIELD BOND FUND
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse High Yield Bond Fund Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2009 to October 31, 2010

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund
Eleven Madison Avenue
New York, NY 10010

Trustees

Enrique R. Arzac

Chairman of the Board

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

Steven Rappaport

Officers

John Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Roger Machlis

Chief Legal Officer

Michael A. Pignataro

Chief Financial Officer

Karen Regan

Senior Vice President and Secretary

Cecilia Chau

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Credit Suisse
High Yield Bond Fund

ANNUAL REPORT
October 31, 2010

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report

October 31, 2010 (unaudited)

December 7, 2010

Dear Shareholder:

Performance Summary

11/1/09 – 10/31/10

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	21.32%
Total Return (based on market value)[1]	24.11%
Bank of America Merrill Lynch US High Yield Master II Constrained Index[2]	19.08%

Market Review: High yield bond returns climb as default rates drop

The 12-month period ended October 31, 2010 was a positive one for high yield bonds. The Bank of America Merrill Lynch US High Yield Master II Constrained Index (the "Index"), the Fund's benchmark, registered a return of 19.08% for the period. The Index saw positive returns for 11 of the 12 months during the year — May being the one exception. Additionally, for the Index, high yield spreads tightened 166 basis points to end the period at 595 basis points over Treasuries, while yield-to-worst ended the period at 7.34%.

From a quality point of view, CCC- and lower-rated securities outperformed the Index, returning 26.18% during the period. BB-rated securities on the other hand were relatively in-line with the Index, returning 18.15%, while B-rated securities underperformed, returning 16.10%. Insurance, media-broadcast, and automaker sectors led the Index, while non-food and drug retailers, electric-generation, and software/services lagged.

High yield default rates rose throughout much of last year, peaking at 13.48% in November 2009. Since then, the global default rate, as measured by Moody's, has declined steadily to 3.7% and is expected to decline further in the upcoming year. Additionally, the percentage of "distressed" securities, defined as those trading at spreads of more than 1,000 basis points over Treasuries, fell steadily throughout the period to end October at 10.7% — down from 17.9% at the end of 2009 (and an all-time high of 83.6% in November 2008).

High yield new issue volume was reported to be $283.7 billion for the period, according to JP Morgan. This is significantly higher than the record setting $180.7 billion issued during calendar year 2009. Though new issuance activity was high throughout all of 2010, it was greatest in the third quarter.

Strategic Review and Outlook: Cautiously optimistic going forward

For the 12-month period, the Fund outperformed the benchmark on both a market value and NAV basis. Superior security selection in the consumer cyclical, consumer non-cyclical, and technology and electronics sectors contributed positively to returns. Conversely, security selection in the media, utilities, and basic industry sectors hurt relative returns. Additionally, an underweight position in the banking sector also detracted from returns.

The reopening of both debt and equity capital markets has made capital available to a broad range of companies. This reopening has enabled many non-investment-grade issuers to refinance and extend debt maturities. As a result of this improved liquidity and a stabilizing fundamental backdrop, the expectations for upcoming defaults have significantly decreased. Moody's is currently forecasting that the October 2011 global default rate will decline to 1.9% from its current rate of 3.7%. Also, so far in 2010 bond recovery rates (the price at which a defaulted security is trading one month post default) have risen back to near historical averages. Though fundamentals are stabilizing for individual companies and technicals remain strong, inconsistent economic trends along with the prospect of further quantitative easing by the Federal Reserve keep our outlook cautious.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2010 (unaudited)

New issuance in the high yield markets remains at record levels, allowing us to look for opportunities in bonds that are more senior in the capital structure and priced at attractive yields. Based on the rally in the high yield market during the period, we continue to pare back exposure in selected names and to focus on securities offering solid relative value versus their peers. Portfolio exposures continue to reflect a positive view on the technology, cable, and broadcast sectors, as well as a growing comfort with some of the more cyclical chemical and industrial companies. In contrast, we continue to remain cautious with respect to consumer-driven industries and have sought to limit exposures to those sectors.

Thomas J. Flannery Chief Investment Officer*	John G. Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2010; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

1  Assuming reinvestment of dividends of $0.32 per share.

2  The Bank of America Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. Investors cannot invest directly in an index.

*  Thomas J. Flannery is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and Head of the Credit Suisse US High Yield Management Team. Mr. Flannery joined Credit Suisse in June 2010. He is a portfolio manager for the Performing Credit Strategies Group ("PCS") within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS. Mr. Flannery joined Credit Suisse Group AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc.

**  John Popp is a Managing Director of Credit Suisse. He is the Group Manager and Senior Portfolio Manager for Performing Credit Strategies. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2010 (unaudited)

Credit Quality Breakdown*

(% of total investments as of 10/31/10)

S&P Ratings
BBB	0.6%
BB	16.6
B	50.8
CCC	18.2
CC	0.3
NR	6.1
Subtotal	92.6
Equity and Other	7.4
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Average Annual Returns

October 31, 2010 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	21.32%	2.27%	5.43%	6.43%
Market Value	24.11%	7.04%	2.88%	6.62%

Credit Suisse currently waives fees and/or reimburses expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

Credit Suisse High Yield Bond Fund

Schedule of Investments

October 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (121.3%)
Aerospace & Defense (0.7%)
$575	BE Aerospace, Inc., Senior Unsecured Notes (Callable 07/01/13 @ $104.25)	(BB, Ba3)	07/01/18	8.500	$645,437
550	Hawker Beechcraft Notes Co., Global Company Guaranteed Notes (Callable 04/01/11 @ $104.25) §	(CCC-, Caa3)	04/01/15	8.500	446,188
825	Hawker Beechcraft Notes Co., Global Company Guaranteed Notes (Callable 04/01/12 @ $104.88)	(CCC-, Ca)	04/01/17	9.750	503,250
					1,594,875
Auto Loans (0.3%)
550	Ford Motor Credit Co. LLC, Senior Unsecured Notes	(B+, Ba2)	12/15/16	8.000	644,584
Auto Parts & Equipment (2.7%)
350	American Axle & Manufacturing Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 01/15/14 @ $104.63) ‡	(BB-, Ba2)	01/15/17	9.250	398,562
775	American Axle & Manufacturing, Inc., Company Guaranteed Notes (Callable 03/01/12 @ $103.94)	(B-, B3)	03/01/17	7.875	787,594
1,200	American Tire Distributors, Inc., Rule 144A, Senior Secured Notes (Callable 06/01/13 @ $107.31) ‡	(CCC+, B2)	06/01/17	9.750	1,287,000
875	ArvinMeritor, Inc., Company Guaranteed Notes (Callable 03/15/14 @ $105.31)	(CCC, Caa1)	03/15/18	10.625	997,500
1,325	Stanadyne Corp., Series 1, Global Senior Subordinated Notes (Callable 08/15/11 @ $101.67)	(CCC, Caa1)	08/15/14	10.000	1,318,375
950	Stoneridge, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/14 @ $104.75) ‡	(B+, B3)	10/15/17	9.500	1,021,250
50	The Goodyear Tire & Rubber Co., Senior Unsecured Notes (Callable 05/15/12 @ $107.88) §	(B+, B1)	05/15/16	10.500	57,500
					5,867,781
Banks (1.4%)
634	Ally Financial, Inc., Global Company Guaranteed Notes	(B, B3)	04/01/11	6.000	641,132
119	Ally Financial, Inc., Global Subordinated Notes	(CCC+, B3)	12/31/18	8.000	124,355
1,500	Ally Financial, Inc., Rule 144A, Company Guaranteed Notes ‡	(B, B3)	02/12/15	8.300	1,638,750
525	Ally Financial, Inc., Rule 144A, Company Guaranteed Notes ‡	(B, B3)	03/15/20	8.000	581,438
					2,985,675
Beverages (0.9%)
1,850	Beverages & More, Inc., Rule 144A, Senior Secured Notes (Callable 10/01/12 @ $104.81) ‡	(B-, Caa1)	10/01/14	9.625	1,873,125
Building & Construction (2.2%)
741	Ashton Woods Finance Co., Rule 144A, Company Guaranteed Notes (Callable 02/24/14 @ $105.50) +‡	(NR, NR)	06/30/15	0.000	448,305
1,100	Associated Materials LLC, Rule 144A, Senior Secured Notes (Callable 11/01/13 @ $106.84) ‡	(B, B3)	11/01/17	9.125	1,157,750
600	K Hovnanian Enterprises, Inc., Global Company Guaranteed Notes §	(CCC-, Caa2)	01/15/16	6.250	411,000
1,900	Tutor Perini Corp., Rule 144A, Company Guaranteed Notes (Callable 11/01/14 @ $103.81) ‡	(BB-, Ba3)	11/01/18	7.625	1,938,000
1,000	William Lyon Homes, Inc., Company Guaranteed Notes (Callable 04/01/11 @ $101.79)	(CC, Caa3)	04/01/13	10.750	870,000
					4,825,055
Building Materials (3.2%)
1,075	AMH Holdings, Inc., Global Senior Discount Notes (Callable 03/01/11 @ $101.88)	(CCC+, Caa2)	03/01/14	11.250	1,121,762
1,285	CPG International I, Inc., Global Company Guaranteed Notes (Callable 07/01/11 @ $100.00)	(B-, Caa1)	07/01/13	10.500	1,323,550
500	Dayton Superior Corp., Company Guaranteed Notes ø^	(NR, NR)	06/15/09	13.000	0
2,325	Headwaters, Inc., Global Senior Secured Notes (Callable 11/01/12 @ $105.69)	(B+, B2)	11/01/14	11.375	2,476,125
1,125	International Wire Group, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/12 @ $104.88) ‡	(B, B3)	04/15/15	9.750	1,175,625
114	Norcraft Capital Corp., Global Senior Discount Notes	(CCC, Caa1)	09/01/12	9.750	113,288
775	Norcraft Finance Corp., Global Senior Secured Notes (Callable 12/15/12 @ $105.25)	(B-, B2)	12/15/15	10.500	831,187
					7,041,537
Chemicals (6.4%)
610	Cognis GmbH, Rule 144A, Senior Secured Notes #‡	(B, B2)	09/15/13	2.292	613,813
800	Cy SCA, Rule 144A, Senior Secured Notes (Callable 07/15/13 @ $107.13) ‡	(B+, B2)	07/15/17	9.500	880,000
1,350	Ferro Corp., Senior Unsecured Notes (Callable 08/15/14 @ $103.94)	(B, B2)	08/15/18	7.875	1,442,812
500	Hexion Nova Scotia Finance ULC, Rule 144A, Secured Notes (Callable 11/15/15 @ $104.50) ‡	(CCC+, Caa1)	11/15/20	9.000	521,250
400	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/15/13 @ $104.50) ‡	(B, B1)	05/15/15	9.000	426,000
1,675	Ineos Group Holdings PLC, Rule 144A, Company Guaranteed Notes (Callable 02/15/11 @ $104.25) ‡§	(CCC, Caa2)	02/15/16	8.500	1,532,625
300	Lyondell Chemical Co., Rule 144A, Senior Secured Notes (Callable 05/01/13 @ $106.00) ‡	(BB, Ba3)	11/01/17	8.000	329,250
2,000	Momentive Performance Materials, Inc., Rule 144A, Secured Notes (Callable 01/15/16 @ $104.88) ‡	(CCC, Caa1)	01/15/21	9.000	2,080,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Chemicals
$250	Momentive Performance Materials, Inc., Global Company Guaranteed Notes (Callable 12/01/10 @ $104.88)	(CCC, Caa1)	12/01/14	9.750	$264,375
701	Momentive Performance Materials, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $106.25)	(CCC, B2)	06/15/14	12.500	804,397
350	Nalco Co., Global Company Guaranteed Notes (Callable 11/15/10 @ $101.48)	(B, B2)	11/15/13	8.875	358,750
275	Nalco Co., Global Company Guaranteed Notes (Callable 11/15/10 @ $101.50)	(B, B2)	11/15/13	9.000	389,867
575	Nalco Finance Holdings, Inc., Global Senior Discount Notes (Callable 02/01/11 @ $101.50)	(B, B2)	02/01/14	9.000	595,844
1,000	Omnova Solutions, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/14 @ $103.94) ‡	(B-, B2)	11/01/18	7.875	1,027,500
1,175	Reichhold Industries, Inc., Rule 144A, Senior Notes (Callable 08/15/11 @ $102.25) ‡	(CCC+, Caa2)	08/15/14	9.000	1,057,500
950	TPC Group LLC, Rule 144A, Senior Secured Notes (Callable 10/01/13 @ $106.19) ‡	(B+, B1)	10/01/17	8.250	1,011,750
625	Vertellus Specialties, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/13 @ $104.69) ‡	(B, B1)	10/01/15	9.375	674,219
					14,009,952
Computer Hardware (0.5%)
1,225	Activant Solutions, Inc., Global Company Guaranteed Notes (Callable 05/01/11 @ $104.75)	(CCC, Caa1)	05/01/16	9.500	1,183,656
Consumer Products (3.3%)
950	AAC Group Holding Corp., Rule 144A, Senior Discount Notes ‡	(CCC, NR)	10/01/12	10.250	952,375
2,000	American Achievement Corp., Rule 144A, Senior Secured Notes (Callable 10/15/13 @ $105.44) ‡	(B, B3)	04/15/16	10.875	2,060,000
375	Prestige Brands, Inc., Global Company Guaranteed Notes (Callable 04/01/14 @ $104.13)	(B, B3)	04/01/18	8.250	392,813
2,000	Prestige Brands, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/14 @ $104.13) ‡	(B, B3)	04/01/18	8.250	2,095,000
1,100	Spectrum Brands Holdings, Inc., Rule 144A, Secured Notes (Callable 06/15/14 @ $104.75) ‡	(B, B2)	06/15/18	9.500	1,223,062
500	Viking Acquisition, Inc., Rule144A, Senior Unsecured Notes (Callable 11/01/14 @ $104.63) ‡	(CCC+, Caa1)	11/01/18	9.250	500,000
					7,223,250
Consumer/Commercial/Lease Financing (3.4%)
600	AWAS Aviation Capital, Ltd., Rule 144A, Senior Secured Notes (Callable 10/18/13 @ $103.50) ‡	(BBB-, Ba2)	10/15/16	7.000	603,000
159	CIT Group, Inc., Senior Secured Notes (Callable 01/01/11 @ $102.00) §	(B+, B3)	05/01/13	7.000	162,069
239	CIT Group, Inc., Senior Secured Notes (Callable 01/01/11 @ $102.00) §	(B+, B3)	05/01/14	7.000	241,312
839	CIT Group, Inc., Senior Secured Notes (Callable 01/01/11 @ $102.00)	(B+, B3)	05/01/15	7.000	842,069
398	CIT Group, Inc., Senior Secured Notes (Callable 01/01/11 @ $102.00)	(B+, B3)	05/01/16	7.000	398,703
557	CIT Group, Inc., Senior Secured Notes (Callable 01/01/11 @ $102.00)	(B+, B3)	05/01/17	7.000	557,488
1,300	International Lease Finance Corp., Rule 144A, Senior Unsecured Notes ‡	(BB+, B1)	09/15/15	8.625	1,465,750
675	International Lease Finance Corp., Rule 144A, Senior Unsecured Notes ‡	(BB+, B1)	03/15/17	8.750	769,500
100	International Lease Finance Corp., Series MTN, Senior Unsecured Notes	(BB+, B1)	06/01/14	5.650	100,500
2,300	Provident Funding Associates, Rule 144A, Senior Secured Notes (Callable 04/15/14 @ $105.13) ‡	(B+, Ba3)	04/15/17	10.250	2,403,500
					7,543,891
Department Stores (0.3%)
600	The Neiman Marcus Group, Inc., Global Company Guaranteed Notes (Callable 10/15/11 @ $103.46)	(CCC+, Caa2)	10/15/15	10.375	636,000
Diversified Capital Goods (3.0%)
450	Belden, Inc., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.50)	(B+, Ba2)	03/15/17	7.000	459,000
625	Belden, Inc., Rule144A, Global Notes (Callable 06/15/14 @ $104.63) ‡	(B+, Ba2)	06/15/19	9.250	694,531
800	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 02/15/14 @ $104.50)	(B, B3)	02/15/18	9.000	841,000
925	Esco Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/10 @ $100.00) #‡	(B, B2)	12/15/13	4.167	894,938
950	Leucadia National Corp., Global Senior Unsecured Notes (Callable 03/15/12 @ $103.56)	(BB+, B1)	03/15/17	7.125	982,062
950	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 06/01/12 @ $103.69)	(CCC+, B3)	06/01/17	7.375	864,500
800	Mueller Water Products, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/15 @ $104.38) ‡§	(B+, B1)	09/01/20	8.750	871,000
425	Sensus USA Systems, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $101.44)	(B-, B3)	12/15/13	8.625	433,500
600	TriMas Corp., Rule 144A, Senior Secured Notes (Callable 12/15/13 @ $104.88) ‡	(B-, B3)	12/15/17	9.750	657,750
					6,698,281

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Electric - Generation (4.7%)
$1,050	Calpine Corp., Rule 144A, Senior Secured Notes (Callable 07/31/15 @ $103.94) ‡	(B+, B1)	07/31/20	7.875	$1,105,125
1,275	Dynegy Holdings, Inc., Global Senior Unsecured Notes	(B-, Caa2)	05/01/16	8.375	984,937
1,475	Edison Mission Energy, Global Senior Unsecured Notes	(B-, B3)	05/15/17	7.000	1,095,187
675	Edison Mission Energy, Global Senior Unsecured Notes	(B-, B3)	05/15/19	7.200	489,375
1,175	Mirant Americas Generation LLC, Senior Unsecured Notes	(B-, B3)	10/01/21	8.500	1,157,375
447	Mirant Mid Atlantic Trust, Series B, Global Pass Thru Certificates	(BB, Ba1)	06/30/17	9.125	480,809
350	NRG Energy, Inc., Company Guaranteed Notes (Callable 01/15/12 @ $103.69)	(BB-, B1)	01/15/17	7.375	365,750
550	NRG Energy, Inc., Company Guaranteed Notes (Callable 02/01/11 @ $103.69)	(BB-, B1)	02/01/16	7.375	574,063
625	NRG Energy, Inc., Company Guaranteed Notes (Callable 06/15/14 @ $104.25)	(BB-, B1)	06/15/19	8.500	671,875
775	NRG Energy, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/15 @ $104.13) ‡	(BB-, B1)	09/01/20	8.250	825,375
2,975	Texas Competitive Electric Holdings Co., LLC, Series A, Global Company Guaranteed Notes (Callable 11/01/11 @ $105.13) §	(CCC, Caa3)	11/01/15	10.250	1,859,375
1,175	Texas Competitive Electric Holdings Co., LLC, Series B, Global Company Guaranteed Notes (Callable 11/01/11 @ $105.13)	(CCC, Caa3)	11/01/15	10.250	746,125
					10,355,371
Electric - Integrated (0.8%)
550	The AES Corp., Global Senior Unsecured Notes	(BB-, B1)	04/15/16	9.750	642,125
1,000	The AES Corp., Global Senior Unsecured Notes	(BB-, B1)	10/15/17	8.000	1,105,000
					1,747,125
Electronics (1.2%)
1,075	Freescale Semiconductor, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/14 @ $105.06) ‡	(B-, B2)	03/15/18	10.125	1,185,187
500	Jabil Circuit, Inc., Senior Unsecured Notes	(BB+, Ba1)	12/15/20	5.625	500,000
774	New Asat, Ltd., Global Company Guaranteed Notes ø	(NR, NR)	02/01/11	9.250	5,805
200	NXP Funding LLC, Rule 144A, Senior Secured Notes (Callable 08/01/14 @ $104.88) ‡	(B-, Caa1)	08/01/18	9.750	219,250
50	NXP Funding LLC, Series EXCH, Global Senior Secured Notes (Callable 10/15/11 @ $101.97)	(B-, Caa1)	10/15/14	7.875	52,125
575	Sanmina-SCI Corp., Company Guaranteed Notes (Callable 03/01/11 @ $104.06)	(CCC+, B2)	03/01/16	8.125	593,688
					2,556,055
Energy - Exploration & Production (6.7%)
1,000	Berry Petroleum Co., Senior Unsecured Notes (Callable 11/01/15 @ $103.38)	(BB-, B2)	11/01/20	6.750	1,035,000
500	Berry Petroleum Co., Senior Subordinated Notes (Callable 11/01/11 @ $104.13)	(B, B3)	11/01/16	8.250	530,000
1,000	Carrizo Oil & Gas, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/14 @ $104.31) ‡	(B-, B3)	10/15/18	8.625	993,020
300	Chesapeake Energy Corp., Company Guaranteed Notes	(BB, Ba3)	12/15/18	7.250	329,250
1,500	Comstock Resources, Inc., Company Guaranteed Notes (Callable 10/15/13 @ $104.19)	(B, B2)	10/15/17	8.375	1,560,000
575	Denbury Resources, Inc., Company Guaranteed Notes (Callable 03/01/13 @ $104.88)	(BB, B1)	03/01/16	9.750	654,063
450	Forest Oil Corp., Global Company Guaranteed Notes (Callable 06/15/12 @ $103.63)	(B+, B1)	06/15/19	7.250	475,313
525	Hilcorp Finance Co., Rule 144A, Senior Unsecured Notes (Callable 06/01/11 @ $104.50) ‡	(BB-, B2)	06/01/16	9.000	556,500
900	Linn Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 09/15/15 @ $103.88) ‡	(B, B2)	02/01/21	7.750	933,750
875	OPTI Canada, Inc., Global Senior Secured Notes (Callable 12/15/10 @ $104.13)	(B-, Caa3)	12/15/14	8.250	667,187
475	Penn Virginia Corp., Senior Notes (Callable 06/15/13 @ $105.19)	(BB-, B2)	06/15/16	10.375	524,875
950	PetroHawk Energy Corp., Global Company Guaranteed Notes (Callable 06/01/12 @ $103.94)	(B+, B3)	06/01/15	7.875	1,011,750
475	Pioneer Natural Resources Co., Senior Unsecured Notes	(BB+, Ba1)	01/15/20	7.500	537,367
625	Plains Exploration & Production Co., Company Guaranteed Notes (Callable 06/15/11 @ $103.88)	(BB-, B1)	06/15/15	7.750	662,500
225	Stone Energy Corp., Company Guaranteed Notes (Callable 02/01/14 @ $104.31)	(BB-, Caa1)	02/01/17	8.625	227,250
1,525	Stone Energy Corp., Global Senior Subordinated Notes (Callable 12/15/10 @ $102.25)	(B-, Caa2)	12/15/14	6.750	1,444,937
475	Swift Energy Co, Company Guaranteed Notes (Callable 06/01/12 @ $103.56)	(BB-, B3)	06/01/17	7.125	482,125
1,750	W&T Offshore, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/11 @ $104.13) ‡	(B+, Caa1)	06/15/14	8.250	1,706,250
450	Whiting Petroleum Corp., Global Company Guaranteed Notes	(BB, Ba3)	02/01/14	7.000	480,938
					14,812,075
Environmental (0.8%)
1,100	Casella Waste Systems, Inc., Global Senior Secured Notes (Callable 07/15/12 @ $105.50)	(B+, B2)	07/15/14	11.000	1,222,375
550	EnergySolutions LLC, Rule 144A, Company Guaranteed Notes (Callable 08/15/14 @ $105.38) ‡	(BB-, B3)	08/15/18	10.750	603,625
					1,826,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Food & Drug Retailers (0.5%)
$725	Rite Aid Corp., Global Company Guaranteed Notes (Callable 06/15/11 @ $104.69)	(CCC, Caa3)	12/15/15	9.375	$632,563
475	Rite Aid Corp., Global Senior Secured Notes (Callable 06/12/13 @ $104.88) §	(B+, B3)	06/12/16	9.750	517,750
					1,150,313
Food - Wholesale (1.7%)
1,650	NBTY, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/14 @ $104.50) ‡	(B, B3)	10/01/18	9.000	1,761,375
500	R&R Ice Cream, Ltd., Rule 144A, Senior Secured Notes ‡	(B+, B2)	11/15/17	8.375	694,950
1,200	Southern States Cooperative, Inc., Rule 144A, Senior Notes (Callable 05/15/13 @ $105.63) ‡	(B+, B3)	05/15/15	11.250	1,278,000
					3,734,325
Forestry & Paper (3.0%)
2,325	Abitibi-Consolidated Co. of Canada, Global Company Guaranteed Notes ø	(NR, NR)	06/15/11	7.750	401,063
728	Boise Cascade LLC, Global Company Guaranteed Notes (Callable 10/15/11 @ $101.19)	(B+, Caa1)	10/15/14	7.125	706,160
1,000	Georgia-Pacific LLC, Rule 144A, Company Guaranteed Notes ‡	(BBB, Ba2)	11/01/20	5.400	1,015,000
550	NewPage Corp., Global Secured Notes (Callable 05/01/11 @ $100.00) §	(CCC-, Caa2)	05/01/12	10.000	352,688
1,300	NewPage Corp., Global Senior Secured Notes (Callable 03/31/12 @ $105.00) §	(CCC+, B2)	12/31/14	11.375	1,254,500
500	Smurfit Kappa Acquisitions, Rule 144A, Senior Secured Notes (Callable 11/15/13 @ $103.63) ‡	(BB, Ba2)	11/15/17	7.250	731,435
1,000	Smurfit Kappa Funding PLC, Global Senior Subordinated Notes (Callable 01/31/11 @ $102.58)	(B, B2)	04/01/15	7.750	1,032,500
1,125	Verso Paper, Inc., Series B, Global Company Guaranteed Notes (Callable 08/01/11 @ $105.69) §	(CCC+, Caa1)	08/01/16	11.375	1,088,437
75	Verso Paper, Inc., Series B, Global Senior Secured Notes (Callable 08/01/11 @ $102.28) §	(B, B2)	08/01/14	9.125	77,625
					6,659,408
Gaming (8.0%)
775	Buffalo Thunder Development Authority, Rule 144A, Senior Secured Notes (Callable 12/15/10 @ $104.69) ø‡	(NR, NR)	12/15/14	9.375	205,375
2,000	CCM Merger, Inc., Rule 144A, Notes (Callable 08/01/11 @ $100.00) ‡	(CCC+, Caa3)	08/01/13	8.000	1,880,000
280	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/11 @ $103.63) ‡	(B, B3)	11/15/19	7.250	198,800
1,355	Chukchansi Economic Development Authority, Rule 144A, Senior Unsecured Notes (Callable 11/15/10 @ $102.00) ‡	(B+, B3)	11/15/13	8.000	873,975
600	Codere Finance Luxembourg SA, Rule 144A, Senior Secured Notes (Callable 06/15/11 @ $102.75) ‡	(B, B2)	06/15/15	8.250	848,534
625	Fontainebleau Las Vegas Holdings LLC, Rule 144A, Second Mortgage Notes (Callable 06/15/11 @ $105.13) ø‡	(NR, NR)	06/15/15	10.250	4,919
1,700	Greektown Superholdings, Inc., Rule 144A, Senior Secured Notes (Callable 01/01/13 @ $106.50) ‡	(NR, NR)	07/01/15	13.000	1,865,750
750	Inn of the Mountain Gods Resort & Casino, Global Company Guaranteed Notes ø	(NR, Ca)	11/15/10	12.000	307,500
3,025	Jacobs Entertainment, Inc., Global Company Guaranteed Notes (Callable 06/15/11 @ $102.44)	(B-, Caa1)	06/15/14	9.750	2,851,063
950	Majestic Star Casino Capital Corp., Senior Secured Notes ø	(NR, NR)	10/15/10	9.500	603,250
3,000	MTR Gaming Group, Inc., Global Secured Notes (Callable 07/15/11 @ $106.31)	(B, B2)	07/15/14	12.625	3,150,000
600	Peermont Global Proprietary, Ltd., Rule 144A, Senior Secured Notes (Callable 04/30/11 @ $103.88) ‡	(B, B3)	04/30/14	7.750	775,564
950	Peninsula Gaming LLC, Global Company Guaranteed Notes (Callable 08/15/13 @ $105.38)	(B, B3)	08/15/17	10.750	1,016,500
1,425	Peninsula Gaming LLC, Global Senior Secured Notes (Callable 08/15/12 @ $104.19)	(BB, Ba2)	08/15/15	8.375	1,517,625
670	Tropicana Finance Corp., Global Senior Subordinated Notes (Callable 12/15/10 @ $104.81) ø	(NR, NR)	12/15/14	9.625	1,893
1,760	Tunica-Biloxi Gaming Authority, Rule 144A, Senior Unsecured Notes (Callable 11/15/10 @ $104.50) ‡	(B+, B2)	11/15/15	9.000	1,608,200
					17,708,948
Gas Distribution (3.3%)
525	Amerigas Partners LP, Global Senior Unsecured Notes (Callable 05/20/11 @ $102.42)	(NR, Ba3)	05/20/15	7.250	544,687
375	El Paso Corp., Senior Unsecured Notes	(BB-, Ba3)	02/15/16	8.250	427,969
400	El Paso Corp., Senior Unsecured Notes	(BB-, Ba3)	06/01/18	7.250	445,820
2,900	Energy Transfer Equity LP, Company Guaranteed Notes	(BB-, Ba2)	10/15/20	7.500	3,175,500
425	Inergy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(B+, Ba3)	03/01/16	8.250	448,375
275	Inergy Finance Corp., Global Company Guaranteed Notes (Callable 12/15/10 @ $102.29)	(B+, Ba3)	12/15/14	6.875	282,563
550	MarkWest Energy Finance Corp., Company Guaranteed Notes (Callable 11/01/15 @ $103.38)	(BB-, B1)	11/01/20	6.750	565,125
550	MarkWest Energy Finance Corp., Series B, Global Company Guaranteed Notes (Callable 04/15/13 @ $104.38)	(BB-, B1)	04/15/18	8.750	606,375
625	Targa Resources Partners Finance Corp., Global Company Guaranteed Notes (Callable 07/01/12 @ $104.13)	(B+, B1)	07/01/16	8.250	665,625
					7,162,039

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Health Facilities (5.9%)
$1,300	Accellent, Inc., Rule 144A, Senior Subordinated Notes (Callable 11/01/13 @ $107.50) ‡	(CCC+, Caa2)	11/01/17	10.000	$1,293,500
975	Alere, Inc., Company Guaranteed Notes (Callable 05/15/13 @ $104.50)	(B-, B3)	05/15/16	9.000	1,045,687
545	Bausch & Lomb, Inc., Global Senior Unsecured Notes (Callable 11/01/11 @ $104.94)	(B, Caa1)	11/01/15	9.875	595,413
300	Biomet, Inc., Global Company Guaranteed Notes (Callable 10/15/12 @ $105.00)	(B-, B3)	10/15/17	10.000	334,500
120	Biomet, Inc., Global Company Guaranteed Notes (Callable 10/15/12 @ $105.81)	(B-, Caa1)	10/15/17	11.625	135,750
650	Community Health Systems, Inc., Global Company Guaranteed Notes (Callable 07/15/11 @ $104.44)	(B, B3)	07/15/15	8.875	697,125
500	Hanger Orthopedic Group, Inc., Rule 144A, Senior Notes (Callable 11/15/14 @ $103.56) ‡	(B, B3)	11/15/18	7.125	505,000
2,350	HCA, Inc., Global Secured Notes (Callable 11/15/11 @ $104.63)	(BB-, B2)	11/15/16	9.250	2,549,750
725	HCA, Inc., Global Senior Secured Notes (Callable 08/15/14 @ $103.94)	(BB, Ba3)	02/15/20	7.875	806,562
675	HCA, Inc., Global Senior Unsecured Notes	(B-, Caa1)	01/15/15	6.375	696,938
525	Omega Healthcare Investors, Inc., Global Company Guaranteed Notes (Callable 01/15/11 @ $103.50)	(BB+, Ba2)	01/15/16	7.000	546,000
500	Omega Healthcare Investors, Inc., Global Company Guaranteed Notes (Callable 04/01/11 @ $101.17)	(BB+, Ba2)	04/01/14	7.000	512,500
450	Omega Healthcare Investors, Inc., Rule 144A, Senior Notes (Callable 10/15/15 @ $103.38) ‡	(BB+, Ba2)	10/15/22	6.750	466,875
625	Radiation Therapy Services, Inc., Rule 144A, Senior Subordinated Notes (Callable 04/15/14 @ $104.94) ‡	(CCC+, Caa1)	04/15/17	9.875	621,875
925	Tenet Healthcare Corp., Global Senior Secured Notes (Callable 07/01/14 @ $104.44)	(BB-, B1)	07/01/19	8.875	1,045,250
175	Universal Hospital Services, Inc., Global Senior Secured Notes (Callable 06/01/11 @ $100.00) #	(B+, B3)	06/01/15	4.134	158,375
275	Universal Hospital Services, Inc., Global Senior Secured Notes (Callable 06/01/11 @ $101.00)	(B+, B3)	06/01/15	8.500	288,063
634	VWR Funding, Inc., Series B, Global Company Guaranteed Notes (Callable 07/15/11 @ $105.13)	(B-, Caa1)	07/15/15	10.250	673,359
					12,972,522
Health Services (2.4%)
550	PharmaNet Development Group, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/14 @105.44) ‡	(B+, B3)	04/15/17	10.875	574,750
1,000	Quintiles Transnational Corp., Rule 144A, Senior Notes (Callable 12/30/11 @ $102.00) ‡	(B, B3)	12/30/14	9.500	1,022,500
1,200	Rural/Metro Corp., Global Senior Discount Notes (Callable 03/15/11 @ $104.25)	(B, B3)	03/15/16	12.750	1,284,000
400	Service Corp. International, Global Senior Unsecured Notes	(BB-, B1)	10/01/18	7.625	437,000
425	Service Corp. International, Senior Unsecured Notes	(BB-, B1)	11/15/21	8.000	465,375
1,525	Warner Chilcott Finance LLC, Rule 144A, Company Guaranteed Notes (Callable 09/15/14 @ $103.88) ‡	(B+, B3)	09/15/18	7.750	1,593,625
					5,377,250
Hotels (0.4%)
725	Felcor Lodging LP, Global Senior Secured Notes §	(NR, B2)	10/01/14	10.000	819,250
lnvestments & Misc. Financial Services (0.3%)
600	SSI Co-Issuer LLC, Rule 144A, Company Guaranteed Notes (Callable 06/01/14 @ $105.56) ‡	(B-, Caa1)	06/01/18	11.125	675,000
Leisure (0.7%)
400	Magnum Management Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ $104.56) ‡	(B-, B2)	08/01/18	9.125	432,000
1,040	UCDP Finance, Inc., Global Company Guaranteed Notes (Callable 11/15/12 @ $104.44)	(CCC+, B3)	11/15/15	8.875	1,107,600
					1,539,600
Machinery (1.4%)
650	Baldor Electric Co., Company Guaranteed Notes (Callable 02/15/12 @ $104.31)	(B, B3)	02/15/17	8.625	697,125
550	Cleaver-Brooks, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/13 @ $106.13) ‡	(B, B2)	05/01/16	12.250	580,250
525	CPM Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 09/01/12 @ $105.31) ‡	(B+, B2)	09/01/14	10.625	569,625
250	Terex Corp., Senior Subordinated Notes (Callable 11/15/12 @ $104.00)	(B, Caa1)	11/15/17	8.000	250,625
950	The Manitowoc Co., Inc., Company Guaranteed Notes (Callable 11/01/15 @ $104.25)	(B+, B3)	11/01/20	8.500	996,313
					3,093,938
Media - Broadcast (2.9%)
795	Barrington Broadcasting Capital Corp., Global Company Guaranteed Notes (Callable 08/15/11 @ $102.63)	(CCC-, Caa2)	08/15/14	10.500	740,344
200	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/12 @ $106.94)	(B, B2)	12/15/17	9.250	217,000
775	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 12/15/12 @ $106.94)	(B, B2)	12/15/17	9.250	850,562
74	CMP Susquehanna Corp., Global Company Guaranteed Notes	(NR, NR)	05/15/14	3.272	52,540
550	Fisher Communications, Inc., Global Company Guaranteed Notes (Callable 09/15/11 @ $101.44)	(NR, B2)	09/15/14	8.625	558,938

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Media - Broadcast
$1,650	Mission Broadcasting, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/14 @ $104.44) ‡	(B, B3)	04/15/17	8.875	$1,757,250
750	Nexstar Broadcasting, Inc., Global Company Guaranteed Notes (Callable 01/15/11 @ $101.17)	(CCC+, Caa2)	01/15/14	7.000	716,250
475	Sinclair Television Group, Inc., Rule 144A, Senior Notes (Callable 10/15/14 @ $104.19) ‡	(B-, B2)	10/15/18	8.375	496,375
1,000	Univision Communications, Inc., Rule 144A, Senior Secured Notes (Callable 11/01/15 @ $103.94) ‡	(B, B2)	11/01/20	7.875	1,055,000
1,525	Young Broadcasting, Inc., Global Company Guaranteed Notes (Callable 01/15/11 @ $101.46) ø^	(NR, NR)	01/15/14	8.750	15
					6,444,274
Media - Cable (6.0%)
1,375	Atlantic Broadband Finance LLC, Global Company Guaranteed Notes (Callable 01/15/11 @ $101.56)	(B-, B3)	01/15/14	9.375	1,409,375
200	Cablevision Systems Corp., Senior Unsecured Notes	(B+, B1)	04/15/18	7.750	219,250
1,150	Cablevision Systems Corp., Senior Unsecured Notes	(B+, B1)	04/15/20	8.000	1,277,937
731	CCH II Capital Corp., Global Senior Notes (Callable 11/30/12 @ $106.75)	(B, B2)	11/30/16	13.500	878,669
1,925	CCO Holdings Capital Corp., Rule 144A, Company Guaranteed Notes (Callable 04/30/15 @ $104.06) ‡	(B, B2)	04/30/20	8.125	2,088,625
850	Cequel Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 11/15/12 @ $106.47) ‡	(B-, B3)	11/15/17	8.625	913,750
675	CSC Holdings LLC, Global Senior Unsecured Notes	(BB, Ba3)	02/15/19	8.625	783,844
1,500	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	09/01/19	7.875	1,651,875
1,425	Insight Communications Co., Inc., Rule 144A, Senior Notes (Callable 07/15/13 @ $107.03) ‡	(B-, B3)	07/15/18	9.375	1,553,250
175	Mediacom Broadband Corp., Global Senior Unsecured Notes (Callable 10/15/11 @ $102.83)	(B-, B3)	10/15/15	8.500	183,750
650	Mediacom Capital Corp., Global Unsecured Notes (Callable 08/15/14 @ $104.56)	(B-, B3)	08/15/19	9.125	690,625
200	Unitymedia NRW GmbH, Rule 144A, Senior Secured Notes (Callable 12/01/12 @ $108.22) ‡	(BB-, B1)	12/01/17	8.125	291,879
150	Virgin Media Finance PLC, Global Company Guaranteed Notes (Callable 08/15/11 @ $104.56)	(B+, Ba3)	08/15/16	9.125	161,063
1,000	Virgin Media Finance PLC, Global Company Guaranteed Notes (Callable 10/15/14 @ $104.19)	(B+, Ba3)	10/15/19	8.375	1,120,000
					13,223,892
Media - Diversified (1.3%)
2,225	Block Communications, Inc., Rule 144A, Senior Notes (Callable 12/15/10 @ $104.13) ‡	(B, B1)	12/15/15	8.250	2,261,156
600	Quebecor Media, Inc., Global Senior Unsecured Notes (Callable 03/15/11 @ $103.88)	(B, B2)	03/15/16	7.750	629,250
					2,890,406
Media - Services (1.8%)
450	Nielsen Finance Co., Global Company Guaranteed Notes (Callable 05/01/13 @ $105.75)	(B, Caa1)	05/01/16	11.500	519,750
100	Nielson Finance Co., Rule 144A, Company Guaranteed Notes (Callable 10/15/14 @ $103.88) ‡	(B, Caa1)	10/15/18	7.750	104,125
600	SGS International, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $103.00)	(B-, B3)	12/15/13	12.000	630,000
2,375	WMG Acquisition Corp., Global Company Guaranteed Notes (Callable 04/15/11 @ $101.23)	(B, B1)	04/15/14	7.375	2,217,656
400	WMG Acquisition Corp., Global Senior Secured Notes (Callable 06/15/13 @ $104.75)	(BB, Ba2)	06/15/16	9.500	433,000
					3,904,531
Medical Products (0.3%)
650	DJO Finance Corp., Rule 144A, Senior Subordinated Notes (Callable 10/15/13 @ $107.31) ‡	(CCC+, Caa1)	10/15/17	9.750	679,250
Metals & Mining - Excluding Steel (0.9%)
225	Aleris International, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.50) ø	(NR, NR)	12/15/14	9.000	23
1,100	Aleris International, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $105.00) ø	(NR, NR)	12/15/16	10.000	5,500
500	FMG Resources August 2006 Pty, Ltd., Rule 144A, Senior Notes (Callable 11/01/12 @ $105.25) ‡	(B, B1)	11/01/15	7.000	515,000
1,547	Noranda Aluminium Acquisition Corp., Global Company Guaranteed Notes #	(CCC+, B3)	05/15/15	5.373	1,353,842
					1,874,365
Oil Field Equipment & Services (3.9%)
500	Abengoa Finance SAU, Rule 144A, Company Guaranteed Notes ‡	(B+, Ba3)	11/01/17	8.875	495,000
550	Bristow Group, Inc., Global Company Guaranteed Notes (Callable 09/15/12 @ $103.75)	(BB, Ba2)	09/15/17	7.500	573,375
1,025	Calfrac Holdings LP, Rule 144A, Company Guaranteed Notes (Callable 02/15/11 @ $103.88) ‡	(B+, B2)	02/15/15	7.750	1,053,187
475	Cie Generale de Geophysique-Veritas, Global Company Guaranteed Notes (Callable 05/15/11 @ $102.50)	(BB-, Ba3)	05/15/15	7.500	492,813
1,125	Edgen Murray Corp., Global Senior Secured Notes (Callable 01/15/13 @ $106.13)	(B-, Caa2)	01/15/15	12.250	919,687
550	Helix Energy Solutions Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/12 @ $104.75) ‡	(B-, B3)	01/15/16	9.500	572,000
300	Hornbeck Offshore Services, Inc., Global Company Guaranteed Notes (Callable 09/01/13 @ $104.00)	(B+, Ba3)	09/01/17	8.000	305,625
350	Hornbeck Offshore Services, Inc., Series B, Global Company Guaranteed Notes (Callable 12/01/10 @ $102.04)	(B+, Ba3)	12/01/14	6.125	351,750

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Oil Field Equipment & Services
$750	Key Energy Services, Inc., Global Company Guaranteed Notes (Callable 12/01/11 @ $104.19)	(BB-, B1)	12/01/14	8.375	$807,188
200	McJunkin Red Man Corp., Rule 144A, Senior Secured Notes (Callable 12/15/12 @ $107.13) ‡	(B-, B3)	12/15/16	9.500	185,000
950	Offshore Group Investments, Ltd., Rule 144A, Senior Secured Notes (Callable 02/01/13 @ $108.63) ‡	(B-, B3)	08/01/15	11.500	1,011,750
500	Parker Drilling Co., Global Company Guaranteed Notes (Callable 04/01/14 @ $104.56)	(B+, B1)	04/01/18	9.125	527,500
1,000	Pioneer Drilling Co., Global Company Guaranteed Notes (Callable 03/15/14 @ $104.94)	(B, NR)	03/15/18	9.875	1,055,000
200	Pride International, Inc., Senior Unsecured Notes	(BBB-, Ba1)	06/15/19	8.500	243,750
					8,593,625
Oil Refining & Marketing (2.1%)
225	Coffeyville Finance, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/12 @ $106.75) ‡	(BB-, Ba3)	04/01/15	9.000	242,437
2,600	Coffeyville Finance, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/13 @ $108.16) ‡	(BB-, B3)	04/01/17	10.875	2,782,000
525	Tesoro Corp., Company Guaranteed Notes (Callable 06/01/14 @ $104.88)	(BB+, Ba1)	06/01/19	9.750	585,375
1,050	Western Refining, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/11 @ $105.00) #‡	(NR, B3)	06/15/14	10.750	1,076,250
					4,686,062
Packaging (4.9%)
600	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/15 @ $104.56) ‡	(B-, B3)	10/15/20	9.125	639,000
2,750	Berry Plastics Corp., Global Senior Secured Notes (Callable 09/15/11 @ $102.22)	(CCC, Caa1)	09/15/14	8.875	2,811,875
525	Berry Plastics Corp., Global Senior Secured Notes (Callable 11/15/12 @ $104.13) §	(B, B1)	11/15/15	8.250	555,844
275	BWAY Holding Co., Rule 144A, Company Guaranteed Notes (Callable 06/15/14 @ $105.00) ‡	(CCC+, B3)	06/15/18	10.000	301,125
725	GPC Capital Corp. I, Global Company Guaranteed Notes (Callable 10/15/11 @ $101.65)	(B-, Caa1)	10/15/14	9.875	755,813
1,000	GPC Capital Corp. I, Rule 144A, Senior Notes (Callable 01/01/14 @ $104.13) ‡	(B-, Caa1)	01/01/17	8.250	1,042,500
275	Impress Holdings BV, Rule 144A, Company Guaranteed Notes (Callable 09/15/11 @ $102.31) ‡	(B-, B3)	09/15/14	9.250	403,245
500	Pregis Corp., Global Senior Secured Notes #	(B+, B2)	04/15/13	5.985	663,677
2,475	Reynolds Group Issuer LLC, Rule 144A, Senior Notes (Callable 10/15/14 @ $104.50) ‡	(B, Caa1)	04/15/19	9.000	2,583,281
700	Reynolds Group Issuer LLC, Rule 144A, Senior Secured Notes (Callable 10/15/12 @ $103.88) ‡	(BB-, B1)	10/15/16	7.750	745,500
300	Reynolds Group Issuer LLC, Rule 144A, Senior Secured Notes (Callable 10/15/14 @ $103.56) ‡	(BB, Ba3)	04/15/19	7.125	314,250
					10,816,110
Pharmaceuticals (0.2%)
413	QHP Royalty Sub LLC, Rule 144A, Senior Secured Notes ‡	(NR, NR)	03/15/15	10.250	421,781
Printing & Publishing (2.2%)
950	Cengage Learning Acquisitions, Inc., Rule 144A, Senior Notes (Callable 07/15/11 @ $105.25) ‡	(CCC+, Caa2)	01/15/15	10.500	988,000
1,000	Cenveo Corp., Global Senior Subordinated Notes (Callable 12/01/10 @ $101.31)	(B-, Caa1)	12/01/13	7.875	982,500
1,212	Sun Media Corp., Global Company Guaranteed Notes (Callable 02/15/11 @ $100.00)	(B+, Ba2)	02/15/13	7.625	1,221,090
1,350	The Reader's Digest Association, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/13 @ $104.00) #‡§	(B, B1)	02/15/17	9.500	1,356,750
351	Valassis Communications, Inc., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(BB-, Ba3)	03/01/15	8.250	370,744
					4,919,084
Real Estate Development & Management (0.6%)
1,300	Icahn Enterprises LP, Rule 144A, Senior Unsecured Notes #‡	(NR, NR)	08/15/13	4.000	1,235,000
Real Estate Investment Trusts (1.2%)
2,500	Sabra Capital Corp., Rule 144A, Company Guaranteed Notes (Callable 11/01/14 @ $104.06) ‡§	(B, B2)	11/01/18	8.125	2,600,000
Restaurants (1.0%)
2,000	CKE Restaurants, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/14 @ $105.69) ‡§	(B, B2)	07/15/18	11.375	2,167,500
Software/Services (4.0%)
1,000	Rent-A-Center, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/15 @ $103.31) ‡	(BB-, Ba3)	11/15/20	6.625	1,015,000
2,000	Serena Software, Inc., Global Company Guaranteed Notes (Callable 03/15/11 @ $105.19)	(CCC+, Caa1)	03/15/16	10.375	2,075,000
1,000	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 08/15/11 @ $103.42)	(B-, Caa1)	08/15/15	10.250	1,056,250
525	Unisys Corp., Rule 144A, Senior Secured Notes (Callable 10/15/12 @ $106.38) ‡	(BB, Ba1)	10/15/14	12.750	635,250
1,150	Unisys Corp., Senior Unsecured Notes (Callable 01/15/12 @ $106.25)	(B+, B2)	01/15/16	12.500	1,293,750
2,870	Vangent, Inc., Global Company Guaranteed Notes (Callable 02/15/11 @ $104.81)	(CCC+, Caa2)	02/15/15	9.625	2,629,637
					8,704,887

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Specialty Retail (1.4%)
$600	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.81)	(B-, Caa1)	03/15/17	7.625	$591,000
1,215	Brookstone Co., Inc., Rule 144A, Senior Subordinated Notes (Callable 10/15/12 @ $106.50) ‡	(NR, NR)	10/15/14	13.000	1,163,363
325	Penske Automotive Group, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $103.88)	(B-, Caa1)	12/15/16	7.750	329,875
500	Susser Finance Corp., Global Company Guaranteed Notes (Callable 05/15/13 @ $104.25)	(B+, B2)	05/15/16	8.500	535,625
460	Yankee Acquisition Corp., Series B, Global Company Guaranteed Notes (Callable 02/15/11 @ $104.25)	(B-, B3)	02/15/15	8.500	480,125
					3,099,988
Steel Producers/Products (0.9%)
800	California Steel Industries, Inc., Global Senior Notes (Callable 03/15/11 @ $101.02)	(BB-, B1)	03/15/14	6.125	798,000
700	Ryerson, Inc., Global Senior Secured Notes (Callable 11/01/11 @ $106.00)	(CCC+, Caa1)	11/01/15	12.000	731,500
525	Tube City IMS Corp., Global Company Guaranteed Notes (Callable 02/01/11 @ $104.88)	(B-, Caa1)	02/01/15	9.750	549,281
					2,078,781
Support - Services (4.8%)
800	Ashtead Capital, Inc., Rule 144A, Secured Notes (Callable 08/15/11 @ $104.50) ‡	(B+, B2)	08/15/16	9.000	846,000
1,500	Brickman Group Holdings, Inc., Rule 144A, Senior Notes (Callable 11/01/13 @ $106.84) ‡	(CCC+, B3)	11/01/18	9.125	1,552,500
200	Diversey, Inc., Global Company Guaranteed Notes (Callable 11/15/14 @ $104.13)	(B-, B3)	11/15/19	8.250	219,750
275	DynCorp International, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/01/14 @ 105.19) ‡	(B, B1)	07/01/17	10.375	282,563
425	Garda World Security Corp., Rule 144A, Senior Unsecured Notes (Callable 03/15/14 @ $104.88) ‡	(B, B3)	03/15/17	9.750	454,750
1,975	Maxim Crane Works LP, Rule 144A, Senior Secured Notes (Callable 04/15/12 @ $109.19) ‡	(B, Caa1)	04/15/15	12.250	1,856,500
475	Sotheby's, Global Company Guaranteed Notes	(BB-, Ba3)	06/15/15	7.750	505,875
550	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 10/15/13 @ $103.88)	(BB-, NR)	10/15/17	7.750	602,937
600	The Hertz Corp., Global Company Guaranteed Notes (Callable 01/01/11 @ $105.25) §	(CCC+, B3)	01/01/16	10.500	641,250
1,150	Travelport LLC, Global Company Guaranteed Notes (Callable 09/01/11 @ $105.94) §	(CCC, Caa1)	09/01/16	11.875	1,247,750
550	Travelport, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/13 @ $104.50) ‡	(CCC+, B3)	03/01/16	9.000	559,625
1,000	United Rentals North America, Inc., Company Guaranteed Notes (Callable 09/15/15 @ $104.19)	(CCC+, Caa1)	09/15/20	8.375	1,020,000
475	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 02/15/11 @ $101.17)	(CCC+, Caa1)	02/15/14	7.000	486,875
300	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 06/15/13 @ $105.44)	(B, B2)	06/15/16	10.875	343,500
					10,619,875
Telecom - Integrated/Services (3.2%)
575	Frontier Communications Corp., Global Senior Unsecured Notes	(BB, Ba2)	04/15/20	8.500	667,000
525	Frontier Communications Corp., Senior Unsecured Notes	(BB, Ba2)	10/01/18	8.125	601,125
1,507	Global Crossing UK Finance PLC, Global Senior Secured Notes (Callable 12/15/10 @ $103.58)	(B-, B3)	12/15/14	10.750	1,567,280
550	Hellas Telecommunications II SCA, Rule 144A, Subordinated Notes ø#‡	(NR, NR)	01/15/15	6.034	5,500
700	HNS Finance Corp., Global Company Guaranteed Notes (Callable 04/15/11 @ $102.38)	(B, B1)	04/15/14	9.500	733,250
25	Intelsat Subsidiary Holding Co., Ltd., Global Company Guaranteed Notes (Callable 01/15/11 @ $102.96)	(B+, B3)	01/15/15	8.875	26,000
950	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 02/01/14 @ $105.00) §	(CCC, Caa1)	02/01/18	10.000	914,375
175	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 02/15/11 @ $100.00) #	(CCC, Caa1)	02/15/15	4.344	147,875
850	Paetec Holding Corp., Global Company Guaranteed Notes (Callable 07/15/11 @ $104.75)	(CCC+, Caa1)	07/15/15	9.500	903,125
175	Qwest Communications International, Inc., Global Company Guaranteed Notes (Callable 10/01/12 @ $104.00)	(B+, Ba2)	10/01/15	8.000	191,187
850	Qwest Communications International, Inc., Series B, Global Company Guaranteed Notes (Callable 02/15/11 @ $101.25)	(B+, Ba2)	02/15/14	7.500	871,250
450	Windstream Corp., Global Company Guaranteed Notes (Callable 08/01/11 @ $104.31)	(B+, Ba3)	08/01/16	8.625	480,375
					7,108,342
Telecom - Wireless (1.9%)
650	Cricket Communications, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $104.69) §	(B-, B3)	11/01/14	9.375	684,125
250	Cricket Communications, Inc., Global Senior Secured Notes (Callable 05/15/12 @ $105.81)	(B+, Ba2)	05/15/16	7.750	270,625
1,300	GeoEye, Inc., Global Senior Secured Notes (Callable 10/01/13 @ $104.81)	(BB-, Ba3)	10/01/15	9.625	1,454,375
300	GeoEye, Inc., Senior Secured Notes (Callable 10/01/13 @ $104.31)	(B-, B3)	10/01/16	8.625	315,750
375	Sprint Nextel Corp., Senior Unsecured Notes	(BB-, Ba3)	12/01/16	6.000	376,875
350	Wind Acquisition Finance SA, Rule 144A, Secured Notes (Callable 07/15/13 @ $105.88) ‡	(B+, B2)	07/15/17	11.750	400,750
400	Wind Acquisition Finance SA, Rule 144A, Senior Secured Notes (Callable 07/15/13 @ $105.88) ‡	(B+, B2)	07/15/17	11.750	625,455
					4,127,955

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2010

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Telecommunications (0.9%)
$1,850	Avaya, Inc., Global Company Guaranteed Notes (Callable 11/01/11 @ $104.88)	(CCC+, Caa2)	11/01/15	9.750	$1,870,813
Textiles & Apparel (0.0%)
75	IT Holding Finance SA, Rule 144A, Company Guaranteed Notes ø‡	(NR, NR)	11/15/12	9.875	3,388
Theaters & Entertainment (2.2%)
3,390	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 03/01/11 @ $101.33)	(CCC+, Caa1)	03/01/14	8.000	3,440,850
750	AMC Entertainment, Inc., Global Senior Unsecured Notes (Callable 06/01/14 @ $104.38)	(B-, B1)	06/01/19	8.750	807,188
575	Regal Entertainment Group, Company Guaranteed Notes (Callable 08/15/14 @ $104.56)	(B-, B3)	08/15/18	9.125	614,531
					4,862,569
Transportation - Excluding Air/Rail (2.6%)
850	Hapag-Lloyd AG, Rule 144A, Company Guaranteed Notes (Callable 10/15/14 @ $104.88) ‡	(B, B3)	10/15/17	9.750	895,688
1,250	Navios Maritime Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.75)	(B+, B3)	12/15/14	9.500	1,303,125
2,980	Ship Finance International, Ltd., Global Company Guaranteed Notes (Callable 12/15/10 @ $102.83)	(B+, B1)	12/15/13	8.500	3,043,325
525	Teekay Corp., Global Senior Unsecured Notes	(BB, B1)	01/15/20	8.500	586,031
					5,828,169
TOTAL CORPORATE BONDS (Cost $263,158,845)					267,077,528
BANK LOANS (3.8%)
Auto Parts & Equipment (1.0%)
2,494	Federal Mogul Corp.	(NR, NR)	12/27/14	2.237	2,208,896
Banks (1.1%)
2,500	OCWEN Financial Corp.	(NR, NR)	07/31/15	9.000	2,484,375
Gaming (0.2%)
478	CCM Merger, Inc.	(NR, NR)	07/21/12	8.500	477,220
Metals & Mining - Excluding Steel (0.9%)
2,000	Global Brass and Copper, Inc.	(NR, NR)	08/19/15	10.250	1,960,000
Pharmaceuticals (0.2%)
350	Nycomed Holdings Aps	(NR, NR)	12/29/13	3.300	328,452
Telecommunications (0.4%)
1,061	Avaya, Inc.	(NR, NR)	10/24/14	3.050	962,676
TOTAL BANK LOANS (Cost $8,034,552)					8,421,619
Number of Shares
COMMON STOCKS (1.0%)
Banks (0.3%)
13,710	CIT Group, Inc. *				594,054
Building Materials (0.0%)
437	Nortek, Inc. *				18,214
Chemicals (0.0%)
4,893	Huntsman Corp.				67,768
Forestry & Paper (0.3%)
29,520	Smurfit-Stone Container Corp. *				678,960

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2010

Number of Shares				Value
COMMON STOCKS
Leisure (0.4%)
17,809	Six Flags Entertainment Corp. *			$913,246
Printing & Publishing (0.0%)
1,322	SuperMedia, Inc. *§			8,699
TOTAL COMMON STOCKS (Cost $3,307,806)				2,280,941
PREFERRED STOCKS (0.2%)
Banks (0.2%)
473	Ally Financial, Inc., Rule 144A (Callable 12/31/11 @ $1,000) ‡			420,379
Media - Broadcast (0.0%)
17,257	CMP Susquehanna Radio Holdings Corp., Rule 144A, Series A *^‡			17
TOTAL PREFERRED STOCKS (Cost $97,639)				420,396
WARRANTS (0.0%)
Building Materials (0.0%)
1,152	Nortek, Inc., strike price $1.00, expires 12/07/14 *^			1,152
Media - Broadcast (0.0%)
19,721	CNB Capital Trust I, Rule 144A, strike price $0.00, expires 03/23/19 *^‡			20
Printing & Publishing (0.0%)
5,735	The Readers Digest Association, Inc., strike price $0.00, expires 02/19/14 *^			0
TOTAL WARRANTS (Cost $1,152)				1,172
SHORT-TERM INVESTMENTS (13.4%)
9,989,267	State Street Navigator Prime Portfolio, 0.3475% §§			9,989,267
Par (000)		Maturity	Rate%
$19,370	State Street Bank and Trust Co. Euro Time Deposit	11/01/10	0.010	19,370,000
TOTAL SHORT-TERM INVESTMENTS (Cost $29,359,267)				29,359,267
TOTAL INVESTMENTS AT VALUE (139.7%) (Cost $303,959,261)				307,560,923
LIABILITIES IN EXCESS OF OTHER ASSETS (-39.7%)				(87,413,509)
NET ASSETS (100.0%)				$220,147,414

INVESTMENT ABBREVIATIONS

MTN = Medium Term Note
NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to a value of $111,717,041 or 50.7% of net assets.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

#  Variable rate obligations - The interest rate is the rate as of October 31, 2010.

+  Step Bond - The interest rate is as of October 31, 2010 and will reset at a future date.

ø  Bond is currently in default.

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized seven-day yield at October 31, 2010.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

October 31, 2010

Assets
Investments at value, including collateral for securities on loan of $9,989,267 (Cost $303,959,261) (Note 2)	$307,560,923 [1]
Cash	1,700
Foreign currency at value (cost $228,822)	238,866
Dividend and interest receivable	5,460,622
Receivable for investments sold	1,001,250
Unrealized appreciation on forward currency contracts (Note 2)	63,331
Prepaid expenses and other assets	13,809
Total Assets	314,340,501
Liabilities
Advisory fee payable (Note 3)	175,972
Administrative services fee payable (Note 3)	21,991
Loan payable (Note 4)	60,500,000
Payable for investments purchased	23,208,737
Payable upon return of securities loaned (Note 2)	9,989,267
Interest payable	171,403
Trustees' fee payable	39,918
Other accrued expenses payable	85,799
Total Liabilities	94,193,087
Net Assets
Applicable to 74,941,866 shares outstanding	$220,147,414
Net Assets
Capital stock, $.001 par value (Note 6)	$74,942
Paid-in capital (Note 6)	314,347,731
Accumulated net investment loss	(1,241,251)
Accumulated net realized loss on investments and foreign currency transactions	(96,717,218)
Net unrealized appreciation from investments and foreign currency translations	3,683,210
Net Assets	$220,147,414
Net Asset Value Per Share ($220,147,414/74,941,866)	$2.94
Market Price Per Share	$2.92

1  Including $9,703,550 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Year Ended October 31, 2010

Investment Income (Note 2)
Interest	$19,939,257
Dividends	24,835
Securities lending	49,660
Total investment income	20,013,752
Expenses
Investment advisory fees (Note 3)	2,126,033
Administrative services fees (Note 3)	126,870
Interest expense (Note 4)	852,433
Commitment fees (Note 4)	194,961
Trustees' fees	105,559
Printing fees (Note 3)	54,992
Legal fees	54,335
Audit and tax fees	38,791
Transfer agent fees	24,063
Custodian fees	19,873
Insurance expense	12,995
Miscellaneous expense	8,862
Total expenses	3,619,767
Less: fees waived (Note 3)	(319,293)
Net expenses	3,300,474
Net investment income	16,713,278
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(3,312,526)
Net realized gain from foreign currency transactions	527,884
Net change in unrealized appreciation (depreciation) from investments	21,232,324
Net change in unrealized appreciation (depreciation) from foreign currency translations	58,978
Net realized and unrealized gain from investments and foreign currency related items	18,506,660
Net increase in net assets resulting from operations	$35,219,938

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
From Operations
Net investment income	$16,713,278	$15,689,074
Net realized loss from investments and foreign currency transactions	(2,784,642)	(37,246,330)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	21,291,302	74,989,487
Net increase in net assets resulting from operations	35,219,938	53,432,231
From Dividends and Distributions
Dividends from net investment income	(17,200,723)	(18,392,352)
Distributions from return of capital	(631,150)	(469,041)
Net decrease in net assets resulting from dividends and distributions	(17,831,873)	(18,861,393)
From Capital Share Transactions (Note 6)
Issuance of 38,696 shares and 21,476 shares through the directors compensation plan (Note 3)	109,406	42,889
Net proceeds from rights offering (Note 8)	50,932,277	—
Offering costs (Note 8)	(485,000)	—
Reinvestment of dividends	656,845	440,039
Net increase in net assets from capital share transactions	51,213,528	482,928
Net increase in net assets	68,601,593	35,053,766
Net Assets
Beginning of year	151,545,821	116,492,055
End of year	$220,147,414	$151,545,821
Accumulated net investment loss	$(1,241,251)	$(1,527,985)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

For the Year Ended Ended October 31, 2010

Cash flows from operating activities
Investment income received	$17,491,146
Operating expenses paid	(3,188,038)
Purchases of long-term securities	(233,694,743)
Proceeds from sales of long-term securities	182,967,673
Purchases of short-term securities, net	(15,804,000)
Net cash used in operating activities		$(52,227,962)
Cash flows from financing activities
Increase in loan payable	18,500,000
Proceeds from issuance of shares	109,406
Net proceeds from rights offering	50,932,277
Offering costs	(485,000)
Cash dividends paid	(17,175,028)
Net cash provided by financing activities		51,881,655
Effect of exchange rate on cash		527,884
Net increase in cash		181,577
Cash — beginning of year		58,989
Cash — end of year		$240,566
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$35,219,938
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
Increase in interest receivable	$(955,969)
Decrease in accrued expenses	(1,876)
Increase in interest payable	60,066
Decrease in prepaid expenses and other assets	16,825
Decrease in advisory fees payable	37,421
Net amortization of discount on investments	(1,566,637)
Purchases of long-term securities	(233,694,743)
Proceeds from sales of long-term securities	182,967,673
Purchases of short-term securities, net	(15,804,000)
Net change in unrealized appreciation from investments and foreign currency translations	(21,291,302)
Net realized loss from investments and foreign currency transactions	2,784,642
Total adjustments		(87,447,900)
Net cash used in operating activities		$(52,227,962)
Non-cash activity:
Issuance of shares through dividend reinvestments		$656,845

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Year Ended
Per share operating performance	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06
Net asset value, beginning of year	$2.71	$2.09	$4.10	$4.18	$4.12
INVESTMENT OPERATIONS
Net investment income	0.30	0.28	0.40[1]	0.40[1]	0.40
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	0.32	0.68	(2.00)	(0.08)	0.11
Total from investment activities	0.62	0.96	(1.60)	0.32	0.51
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.31)	(0.33)	(0.41)	(0.40)	(0.42)
Return of capital	(0.01)	(0.01)	—	—	(0.03)
Total dividends and distributions	(0.32)	(0.34)	(0.41)	(0.40)	(0.45)
CAPITAL SHARE TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued through Rights Offering	(0.07)	—	—	—	—
Net asset value, end of year	$2.94	$2.71	$2.09	$4.10	$4.18
Per share market value, end of year	$2.92	$2.62	$1.97	$3.65	$4.50
TOTAL INVESTMENT RETURN[2]
Net asset value	21.32%	53.12%	(42.45)%	7.65%	13.13%
Market value	24.11%	59.92%	(38.20)%	(10.72)%	5.23%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$220,147	$151,546	$116,492	$228,724	$231,765
Average debt per share	$0.69	$0.58	$1.69	$1.98	$1.96
Ratio of expenses to average net assets	2.05%	2.67%	3.76%	4.11%	4.20%
Ratio of expenses to average net assets excluding interest expense	1.52%	1.80%	1.50%	1.37%	1.65%
Ratio of net investment income to average net assets	10.40%	13.32%	11.68%	9.48%	9.67%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	0.15%	0.15%	0.15%	—
Portfolio turnover rate	62.00%	49.00%	32.01%	49.18%	61.91%

1  Per share information is calculated using the average shares outstanding method.

2  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

3  Unaudited.

See Accompanying Notes to Financial Statements.

Per share operating performance	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01
Net asset value, beginning of year	$4.53	$4.34	$3.53	$4.49	$6.16
INVESTMENT OPERATIONS
Net investment income	0.47	0.53	0.55	0.65[1]	0.84
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	(0.35)	0.24	0.87	(0.80)	(1.63)
Total from investment activities	0.12	0.77	1.42	(0.15)	(0.79)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.51)	(0.58)	(0.61)	(0.71)	(0.86)
Return of capital	(0.02)	—	—	(0.10)	(0.02)
Total dividends and distributions	(0.53)	(0.58)	(0.61)	(0.81)	(0.88)
CAPITAL SHARE TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued through Rights Offering	—	—	—	—	—
Net asset value, end of year	$4.12	$4.53	$4.34	$3.53	$4.49
Per share market value, end of year	$4.77	$5.24	$4.76	$4.10	$5.07
TOTAL INVESTMENT RETURN[2]
Net asset value	2.62%	18.98%[3]	43.04%[3]	(4.99)%[3]	(13.90)%[3]
Market value	2.71%	25.49%	35.07%	(2.15)%	(3.21)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$255,760	$244,523	$229,255	$180,889	$219,440
Average debt per share	$2.05	$2.05	$1.81	$1.99	$2.49
Ratio of expenses to average net assets	3.27%	2.51%	2.57%	2.91%	4.29%
Ratio of expenses to average net assets excluding interest expense	1.68%	1.70%	1.73%	1.78%	1.73%
Ratio of net investment income to average net assets	10.72%	11.99%	13.85%	15.17%	15.22%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	—	—	—	—
Portfolio turnover rate	31.05%	12.10%	15.96%	33.22%	46.11%

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

October 31, 2010

Note 1. Organization

Credit Suisse High Yield Bond Fund (the "Fund") is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's primary objective is to seek high current income.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are generally categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees and are generally categorized as Level 3. At October 31, 2010, the Fund held less than 0.01% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Trustees with an aggregate cost of $1,837,586 and fair value of $1,204. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2010

assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 — quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$267,077,513	$15	$267,077,528
Bank Loans	—	8,421,619	—	8,421,619
Common Stocks	2,280,941	—	—	2,280,941
Preferred Stocks	420,379	—	17	420,396
Warrants	—	—	1,172	1,172
Short-Term Investments	9,989,267	19,370,000	—	29,359,267
Other Financial Instruments*
Forward Foreign Currency Contract	—	63,331	—	63,331
	$12,690,587	$294,932,463	$1,204	$307,624,254

* Other financial instruments include futures, forwards and swap contracts.

As of October 31, 2010, the amounts shown by the Fund as being Level 3 securities that were measured at fair value amounted to less than 0.01% of net assets.

Effective January 1, 2010, the Fund adopted FASB amendments to authoritative guidance which requires the Fund to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers. For the year ended October 31, 2010, there were no significant transfers in and out of Level 1 and Level 2.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES – Effective October 31, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2010

Fair Values of Derivative Instruments as of October 31, 2010

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
	Net Assets –			Liabilities –
Forward Foreign	Unrealized			Unrealized
Currency Contracts	Appreciation	$63,331	*	Depreciation	$0

*  Includes cumulative appreciation/depreciation of forward foreign currency contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements.

Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives Recognized in Income Forward Foreign Currency Contracts	$377,392
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income Forward Foreign Currency Contracts	$44,315

The notional amount of forward foreign currency contracts at period end are reflected in the Notes to Financial Statements and the average volume of these open positions relative to the net assets is generally representative of open positions throughout the reporting for the Fund.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2010

by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

I) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

J) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2010, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value	Unrealized Appreciation
USD	4,777,444	EUR	3,395,000	01/14/11	Morgan Stanley	$(4,777,444)	$(4,714,113)	$63,331

Currency Abbreviations:

EUR = Euro Currency

USD = United States Dollar

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2010

K) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2010, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $62,530, of which $293 was rebated to borrowers (brokers). The Fund retained $49,660 in income from the cash collateral investment, and SSB, as lending agent, was paid $12,577. Securities lending income is accrued as earned.

L) OTHER — Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Note 3. Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse. The Advisory Agreement provides for a fee at the annual rate of 1.00% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2007, Credit Suisse agreed to waive 0.15% of the fees payable under the Advisory Agreement. For the year ended October 31, 2010, investment advisory fees earned and voluntarily waived were $2,126,033 and $319,293, respectively. Credit Suisse will not recapture from the Fund any fees it waived during the year ended October 31, 2010. Effective January 1, 2011, Credit Suisse agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2010, administrative services fees earned by SSB (including out-of-pocket expenses) were $126,870.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2010

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares. Since 2008, the Independent Trustees have been able to elect to receive up to 100% of their annual retainer in shares of the Fund. During the year ended October 31, 2010, 38,696 shares were issued through the directors compensation plan. Trustees as a group own less than 1% of the Fund's outstanding shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2010, Merrill was paid $31,056 for its services by the Fund.

Note 4. Line of Credit

The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the "SSB Agreement"). At October 31, 2010, under the SSB Agreement, the Fund may borrow the least of: a) $75,000,000; b) an amount that is no greater than 30% of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. Effective December 10, 2010, the Fund may borrow the least of: a) $100,000,000; b) an amount that is no greater than 31% of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. At October 31, 2010, the Fund had loans outstanding under the Agreement of $60,500,000. During the year ended October 31, 2010, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$51,901,370	1.576%	$60,500,000

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund's borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions, can result in adverse effects to its access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2010

funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund's assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund's best interest to do so.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2010, purchases and sales of investment securities (excluding short-term investments) were $201,469,623 and $130,143,463, respectively.

Note 6. Fund Shares

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Shares issued through the directors compensation plan	38,696	21,476
Shares issued through rights offering	18,725,102	—
Shares issued through reinvestment of dividends	230,947	188,036
Net increase	18,994,745	209,512

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended October 31, 2010 and 2009, respectively, by the Fund were as follows:

Ordinary Income		Return of Capital
2010	2009	2010	2009
$17,200,723	$18,392,352	$631,150	$469,041

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and securities lending transactions, income from defaulted bonds and mark to market of forward contracts. At October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(96,035,050)
Unrealized appreciation	1,759,791
$(94,275,259)

At October 31, 2010, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires October 31,
2011	2012	2013	2014	2016	2017	2018
$8,291,239	$6,096,544	$1,583,878	$8,944,708	$24,144,149	$40,767,194	$6,207,338

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2010

During the tax year ended October 31, 2010, the Fund did not utilize any of the capital loss carryforwards and $77,916,490 of the capital loss carryforwards expired.

It is uncertain whether the Fund will be able to realize the benefits of the capital loss carryforwards before they expire.

At October 31, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $305,819,349, $16,531,446, $(14,789,872) and $1,741,574, respectively.

At October 31, 2010, the Fund reclassified $774,179 to net investment loss and $77,142,310 to accumulated net realized loss from investments from paid in capital, to adjust for current period permanent book/tax differences. These permanent differences are due to differing book/tax treatments of foreign currency gain/(loss), defaulted bonds and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 8. Rights Offering

On August 25, 2010, the Board of Trustees of the Fund announced the approval of a transferable rights offering for the Fund. The Fund issued to its shareholders of record as of the close of business on September 13, 2010, transferable Rights (with an expiration date of October 15, 2010) to subscribe for up to an aggregate of 18,725,102 Common Shares of Beneficial Interest ("Shares") of the Fund at a rate of one Share for three Rights held at the subscription price of $2.72 per share. During October 2010, the Fund issued a total of 18,725,102 Shares upon the exercise of such Rights. Rights' offering costs of $485,000 were charged directly against the proceeds of the Offering. The net asset value of the Fund's Shares were reduced by $0.07 as a result of the Offer, which includes the effect of the offering costs.

Note 9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the "Fund"), at October 31, 2010, the results of its operations and its cash flow for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 2010

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Trustees; Audit Committee Member and Nominating Committee Chairman	Chairman since 2005 and Trustee since 2001; current term ends at the 2011 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	9	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of Starcomms PLC., (telecommunications company); Director of Mirae Asset Discovery Funds: Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

Terry Fires Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1958)	Trustee; Audit and Nominating Committee Member	Since 2006; current term ends at the 2011 annual meeting	Currently retired. Consultant to Chartwell Investment Partners from March 2002 to March 2003.	2	None

James Cattano c/o Primary Resources, Inc. Executive Office 999 Vanderbilt Beach Road Suite 200 Naples, FL 34108 (1943)	Trustee; Audit Committee Chairman and Nominating Committee Member	Since 2006; current term ends at the 2012 annual meeting	President, Primary Resouces, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Trustee and Nominating Committee Member	Since 2001; current term ends at the 2013 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company).

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Trustee; Audit and Nominating Committee Member	Since 2005; current term ends at the 2012 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

John Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.

Thomas J. Flannery Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 2001	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since 1997; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds

**  The officers of the Fund shown are officers that make policy decisions.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-800-293-1232

• On the Fund's website, www.credit-suisse.com/us

• On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Other Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE Amex: CIK)

Credit Suisse High Yield Bond Fund (NYSE Amex: DHY)

Literature Request — Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund

Credit Suisse High Income Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Blend II Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:  www.computershare.com

By phone:  (800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:  Credit Suisse High Yield Bond Fund
c/o Computershare
P.O. Box 43078
Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

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This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-AR-1010

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2010. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2009 and October 31, 2010.

	2009	2010
Audit Fees	$33,660	$33,660
Audit-Related Fees(1)	$3,400	$3,400
Tax Fees(2)	$2,800	$2,800
All Other Fees	—	—
Total	$39,860	$39,860

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,400 in 2009 and $3,400 in 2010).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2009 and October 31, 2010.

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	2009	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2009	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2009 and October 31, 2010:

	2009	2010
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2009 and October 31, 2010 were $6,200 and $6,200, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee

4

proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

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•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

6

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good

7

governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

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Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

9

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

10

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

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Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

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Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans

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which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

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Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 3, 2010

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse High Yield Bond Fund, as of October 31, 2010, is set forth below.

Thomas J. Flannery Chief Investment Officer Since 2010 Year of Birth: 1974	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group A.G. since 1998; Officer of other Credit Suisse Funds

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Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Flannery and the total assets managed within each category as of October 31, 2010.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Thomas J. Flannery	3	$544 million	24	$10,561 million	6	$1,379 million

As of October 31, 2010, Mr. Flannery manages 22 accounts which have total assets under management of $9,529 million, and which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may

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include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Mr. Flannery is compensated for his services by Credit Suisse. His compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining his bonus include the Fund’s performance, assets held in the Fund and other accounts managed by him, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group A.G. stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse Group A.G., portfolio managers participate in Credit Suisse Group A.G.’s profit sharing and 401(k) plans.

Securities Ownership.  As of October 31, 2010, Mr. Flannery did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 30, 2010.

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Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)                    The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                    Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	January 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer
Date:	January 4, 2011

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	January 4, 2011

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